                                                                    Exhibit 99.1

TRANSATLANTIC HOLDINGS, INC. ANNOUNCES THIRD QUARTER NET INCOME INCREASED 31.8 PERCENT

New York--(BUSINESS WIRE)--Oct. 23, 2003-- Transatlantic Holdings, Inc. (NYSE:
TRH) today reported that its net income for the third quarter of 2003 increased
31.8 percent to $80.8 million, or $1.53 per common share (diluted), compared to $61.3 million, or $1.16 per common share (diluted), in the 2002 third quarter.

Net income for the first nine months of 2003 increased 24.5 percent to $218.8 million, or $4.15 per common share (diluted), compared to $175.7 million, or $3.33 per common share (diluted), in the same prior year period.

Commenting on the quarter, Robert F. Orlich, President and Chief Executive Officer, said, "We are pleased with our strong year-over-year earnings growth which resulted from record quarterly premiums coupled with a significantly improved combined ratio. Transatlantic continues to benefit from reinsurance buyers' desire to partner with the most financially able. While we expect market conditions to remain strong for the foreseeable future - with greater strength exhibited in our core specialty casualty areas - the exercise of underwriting discipline must remain in sharp focus."

Income before income taxes amounted to $105.4 million in the third quarter of 2003 versus $76.5 million in the third quarter of 2002, an increase of 37.8 percent. Included in these results are pre-tax realized capital gains of $5.5 million and $1.9 million in the third quarters of 2003 and 2002, respectively.

For the first nine months of 2003, income before income taxes increased 27.4 percent to $281.0 million versus $220.7 million in the first nine months of 2002. Included in these results are pre-tax realized capital gains of $6.8 million and $0.4 million for the first nine months of 2003 and 2002, respectively.

Net premiums written for the third quarter of 2003 increased 31.1 percent to $901.3 million from $687.2 million reported in the same prior year quarter. For the first nine months of 2003, net premiums written increased 34.2 percent to $2,472.2 million from $1,842.8 million in the same prior year period. International business represented 44.4 percent of net premiums written for the first nine months of 2003 versus 45.5 percent for the first nine months of 2002.

The combined ratio for the third quarter of 2003 was 96.2 versus 98.0 in the comparable 2002 period. For the first nine months of 2003, the combined ratio was 96.6 versus 98.1 in the comparable year ago period. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other operating expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represents unpaid losses and loss adjustment expenses, net of reinsurance recoverable thereon) rose $112.4 million during the 2003 third quarter, bringing the amount of such reserves to $3.7 billion at September 30, 2003. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

Net investment income for the third quarter of 2003 totaled $68.5 million, an increase of 7.9 percent over $63.5 million reported in the same prior year quarter. For the first nine months of 2003, net investment income totaled $201.6 million, an increase of 6.2 percent over $189.9 million reported in the comparable year ago period. At September 30, 2003, investments and cash totaled $6.4 billion.

At September 30, 2003, TRH's consolidated assets and stockholders' equity were $8.3 billion and $2.3 billion, respectively. Book value per common share was $43.62.

In the third quarter of 2003, the Board of Directors declared a dividend of $0.11 per common share to stockholders of record as of November 28, 2003, payable on December 12, 2003.

Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

This press release contains forward-looking statements. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Sydney, Hong Kong, Shanghai and Tokyo. TRH has consolidated assets of $8.3 billion and stockholders' equity of $2.3 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring traditional and non-traditional programs for a full range of property and casualty products, with an emphasis on specialty risks.

Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of Operations Data, and statutory surplus of Transatlantic Reinsurance

Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                               Three Months Ended
                                                  September 30,
                                              ---------------------
                                                 2003       2002      Change
                                               --------   --------    ------
                                              (in thousands, except
                                                  per share data)
Statement of Operations Data:
Revenues:
   Net premiums written                        $901,255   $687,207     31.1%
   Increase in net unearned premiums            (37,596)   (49,861)
                                               --------   --------
   Net premiums earned                          863,659    637,346     35.5
   Net investment income                         68,489     63,476      7.9
   Realized net capital gains                     5,501      1,915
                                               --------   --------
                                                937,649    702,737
                                               --------   --------
Expenses:
   Net losses and loss adjustment expenses      602,523    458,092
   Net commissions                              221,362    165,973
   Other operating expenses                      16,566     13,818
   Increase in deferred acquisition costs        (8,985)   (11,938)
                                               --------   --------
                                                831,466    625,945
                                               --------   --------

Operating income                                106,183     76,792     38.3
Other deductions                                   (752)      (260)
                                               --------   --------
Income before income taxes                      105,431     76,532     37.8
Income taxes                                     24,651     15,261
                                               --------   --------
Net income                                     $ 80,780   $ 61,271     31.8
                                               ========   ========

Net income per common share:
   Basic                                       $   1.54   $   1.17     31.6
   Diluted                                         1.53       1.16     31.7

Dividends per common share                        0.110      0.100     10.0

Weighted average common shares outstanding:
   Basic                                         52,414     52,305
   Diluted                                       52,776     52,725

Ratios:
   Loss and loss adjustment expense                69.8       71.9
   Underwriting expense                            26.4       26.1
   Combined                                        96.2       98.0

                                                 Nine Months Ended
                                                   September 30,
                                              -----------------------
                                                 2003         2002      Change
                                              ----------   ----------   ------
                                               (in thousands, except
                                                  per share data)
Statement of Operations Data:
Revenues:
   Net premiums written                       $2,472,186   $1,842,788    34.2%
   Increase in net unearned premiums            (153,597)     (97,611)
                                              ----------   ----------
   Net premiums earned                         2,318,589    1,745,177    32.9
   Net investment income                         201,584      189,862     6.2
   Realized net capital gains                      6,770          369
                                              ----------   ----------
                                               2,526,943    1,935,408
                                              ----------   ----------
Expenses:
   Net losses and loss adjustment expenses     1,624,713    1,256,909
   Net commissions                               608,307      440,453
   Other operating expenses                       47,802       40,720
   Increase in deferred acquisition costs        (36,758)     (23,552)
                                              ----------   ----------
                                               2,244,064    1,714,530
                                              ----------   ----------

Operating income                                 282,879      220,878    28.1
Other deductions                                  (1,846)        (223)
                                              ----------   ----------
Income before income taxes                       281,033      220,655    27.4
Income taxes                                      62,247       44,952
                                              ----------   ----------
Net income                                    $  218,786   $  175,703    24.5
                                              ==========   ==========

Net income per common share:
   Basic                                      $     4.18   $     3.36    24.3
   Diluted                                          4.15         3.33    24.6

Dividends per common share                         0.320        0.296     8.1

Weighted average common shares outstanding:
   Basic                                          52,396       52,289
   Diluted                                        52,734       52,781

Ratios:
   Loss and loss adjustment expense                 70.1         72.0
   Underwriting expense                             26.5         26.1
   Combined                                         96.6         98.1

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data
                 As of September 30, 2003 and December 31, 2002

                                                       2003         2002
                                                    ----------   ----------
                                               (in thousands, except share data)
Balance Sheet Data:
                 ASSETS
Investments and cash:
   Fixed maturities:
      Held to maturity, at amortized cost
         (market value: 2003-$537,192)              $  533,922   $       --
      Available for sale, at market value
         (amortized cost: 2003-$4,389,258;
         2002-$4,181,354) (pledged, at
         market value: 2003-$277,696;
         2002-$327,305)                              4,581,246    4,361,489
   Equities:
      Common stocks available for sale, at
         market value (cost: 2003-$486,388;
         2002-$477,738) (pledged, at market
         value: 2003-$36,294; 2002-$13,421)            500,368      433,670
      Nonredeemable preferred stocks
         available for sale, at market value
         (cost: 2003-$29,310; 2002-$26,205)             29,102       26,199
   Other invested assets                               223,978      278,311
   Short-term investment of funds received
      under securities loan agreements                 320,585      347,647
   Short-term investments, at cost which
      approximates market value                         15,839       12,812
   Cash and cash equivalents                           186,074      127,402
                                                    ----------   ----------
         Total investments and cash                  6,391,114    5,587,530
Accrued investment income                              105,485       80,658
Premium balances receivable, net                       445,363      350,214
Reinsurance recoverable on paid and unpaid
   losses and loss adjustment expenses:
      Affiliates                                       201,296      191,704
      Other                                            666,789      625,884
Deferred acquisition costs                             169,724      132,967
Prepaid reinsurance premiums                            97,177       65,809
Federal income tax recoverable                           9,818       51,199
Deferred income taxes                                  157,649      170,822
Other assets                                            23,465       29,738
                                                    ----------   ----------
         Total assets                               $8,267,880   $7,286,525
                                                    ==========   ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss adjustment expenses          $4,508,127   $4,032,584
Unearned premiums                                      905,669      707,916
Reinsurance balances payable                           145,534      109,082
Payable under securities loan agreements               320,585      347,647
Payable for securities in course of
   settlement                                           51,270       25,352
Other liabilities                                       50,158       33,177
                                                    ----------   ----------
         Total liabilities                           5,981,343    5,255,758
                                                    ----------   ----------
Preferred Stock, $1.00 par value; shares
   authorized: 5,000,000                                    --           --
Common Stock, $1.00 par value; shares
   authorized: 100,000,000; shares issued:
   2003-53,279,044; 2002-53,225,149                     53,279       53,225
Additional paid-in capital                             195,129      192,141
Accumulated other comprehensive income                 111,381       60,644
Retained earnings                                    1,941,191    1,739,200
Treasury Stock, at cost; 864,200 shares of
   common stock                                        (14,443)     (14,443)
                                                    ----------   ----------
         Total stockholders' equity                  2,286,537    2,030,767
                                                    ----------   ----------
         Total liabilities and
            stockholders' equity                    $8,267,880   $7,286,525
                                                    ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                Three Months Ended
                                                   September 30,
                                              ---------------------
                                                2003        2002
                                              ---------   ---------
                                                 (in thousands)
Cash Flow Data:

Net cash provided by
   operating activities                       $ 178,157   $ 130,989
                                              ---------   ---------

Cash flows from investing activities:
   Proceeds of fixed maturities available
      for sale sold                              77,710     479,172
   Proceeds of fixed maturities available
      for sale redeemed or matured               64,676     113,237
   Proceeds of equities sold                    127,464     130,965
   Purchase of fixed maturities held to
      maturity                                  (68,915)         --
   Purchase of fixed maturities available
      for sale                                 (258,280)   (641,082)
   Purchase of equities                        (129,309)   (151,931)
   Net sale (purchase) of other
      invested assets                            22,151    (299,096)
   Net sale of short-term investment of
      funds received under securities loan
      agreements                                 48,981       6,624
   Net sale (purchase) of short-term
      investments                                16,159     (10,618)
   Change in other liabilities for
      securities in course of settlement        (21,743)    236,858
   Other, net                                     1,417      11,437
                                              ---------   ---------
      Net cash used in investing activities    (119,689)   (124,434)
                                              ---------   ---------
Cash flows from financing activities:
   Net funds disbursed under securities
      loan agreements                           (48,981)     (6,624)
   Dividends to stockholders                     (5,793)     (5,231)
   Proceeds from common stock issued                 90         129
   Other                                             --         (22)
                                              ---------   ---------

      Net cash used in financing activities     (54,684)    (11,748)
                                              ---------   ---------
Effect of exchange rate changes on cash and
   cash equivalents                              (3,520)      2,406
                                              ---------   ---------
      Change in cash and cash equivalents           264      (2,787)
Cash and cash equivalents, beginning of
   period                                       185,810     136,849
                                              ---------   ---------
      Cash and cash equivalents, end of
         period                               $ 186,074   $ 134,062
                                              =========   =========

                                                  Nine Months Ended
                                                     September 30,
                                              -------------------------
                                                  2003          2002
                                              -----------   -----------
                                                    (in thousands)
Cash Flow Data:

Net cash provided by
   operating activities                       $   681,680   $   435,745
                                              -----------   -----------

Cash flows from investing activities:
   Proceeds of fixed maturities available
      for sale sold                               611,218       822,772
   Proceeds of fixed maturities available
      for sale redeemed or matured                291,871       282,602
   Proceeds of equities sold                      444,050       476,862
   Purchase of fixed maturities held to
      maturity                                   (534,727)           --
   Purchase of fixed maturities available
      for sale                                 (1,046,615)   (1,404,736)
   Purchase of equities                          (470,646)     (522,785)
   Net sale (purchase) of other invested
      assets                                       63,105      (344,281)
   Net sale of short-term investment of
      funds received under securities loan
      agreements                                   27,062        65,101
   Net sale (purchase) of short-term
      investments                                   1,982        (8,339)
   Change in other liabilities for
      securities in course of settlement           25,918       267,385
   Other, net                                       1,156        14,875
                                              -----------   -----------
      Net cash used in investing activities      (585,626)     (350,544)
                                              -----------   -----------
Cash flows from financing activities:
   Net funds disbursed under securities
      loan agreements                             (27,062)      (65,101)
   Dividends to stockholders                      (16,244)      (15,270)
   Proceeds from common stock issued                2,417         1,795
   Other                                               --        (1,739)
                                              -----------   -----------
      Net cash used in financing activities       (40,889)      (80,315)
                                              -----------   -----------
Effect of exchange rate changes on cash and
   cash equivalents                                 3,507         4,962
                                              -----------   -----------
      Change in cash and cash equivalents          58,672         9,848
Cash and cash equivalents, beginning of
   period                                         127,402       124,214
                                              -----------   -----------
      Cash and cash equivalents, end of
         period                               $   186,074   $   134,062
                                              ===========   ===========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                               Three Months Ended
                                                  September 30,
                                              -------------------
                                                2003       2002
                                              --------   --------
                                                (in thousands)
Comprehensive Income Data:

Net income                                    $ 80,780   $ 61,271
                                              --------   --------

Other comprehensive (loss) income:
   Net unrealized (depreciation)
    appreciation of investments:
      Net unrealized holding (losses) gains    (43,648)    70,183
      Related income tax effect                 15,276    (24,564)
      Reclassification adjustment for gains
         included in net income                 (5,501)    (1,915)
      Related income tax effect                  1,926        670
                                              --------   --------
                                               (31,947)    44,374
                                              --------   --------

   Net unrealized currency translation
    gain (loss)                                 46,434    (17,710)


   Related income tax effect                   (16,253)     6,199
                                              --------   --------
                                                30,181    (11,511)
                                              --------   --------

Other comprehensive (loss) income               (1,766)    32,863
                                              --------   --------

Comprehensive income                          $ 79,014   $ 94,134
                                              ========   ========

                                               Nine Months Ended
                                                   September 30,
                                              -------------------
                                                2003       2002
                                              --------   --------
                                                (in thousands)
Comprehensive Income Data:

Net income                                    $218,786   $175,703
                                              --------   --------

Other comprehensive (loss) income:
   Net unrealized (depreciation)
    appreciation of investments:
      Net unrealized holding (losses) gains     76,610     33,005
      Related income tax effect                (26,814)   (11,552)
      Reclassification adjustment for
         gains included in net income           (6,770)      (369)
      Related income tax effect                  2,370        129
                                              --------   --------
                                                45,396     21,213
                                              --------   --------

   Net unrealized currency translation
    gain (loss)                                  8,218     16,902
   Related income tax effect                    (2,877)    (5,733)
                                              --------   --------
                                                 5,341     11,169
                                              --------   --------

Other comprehensive (loss) income               50,737     32,382
                                              --------   --------

Comprehensive income                          $269,523   $208,085
                                              ========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                 Three Months Ended
                                                    September 30,
                                               ----------------------
                                                  2003       2002
                                                --------   --------
                                               (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                     $515,986   $382,845
                                                --------   --------
   International:

      Europe:
         London                                  173,429    140,935
         Paris                                    60,682     41,354
         Zurich                                   69,710     43,519
                                                --------   --------
                                                 303,821    225,808
                                                --------   --------
      Other:
         Toronto                                  16,459     16,255
         Miami (Latin America and the
            Caribbean)                            35,219     35,882
         Hong Kong                                18,934     18,328
         Tokyo                                    10,836      8,089
                                                --------   --------
                                                  81,448     78,554
                                                --------   --------

   Total international                           385,269    304,362
                                                --------   --------

Total net premiums written                      $901,255   $687,207
                                                ========   ========

Other net premiums written data (estimated):

   Treaty                                           95.5%      94.2%
   Facultative                                       4.5        5.8
                                                --------   --------
                                                   100.0%     100.0%
                                                ========   ========

   Property                                         26.1%      23.6%
   Casualty                                         73.9       76.4
                                                --------   --------
                                                   100.0%     100.0%
                                                ========   ========

Total gross premiums written                    $995,811   $830,929
                                                ========   ========

Source of gross premiums written:

   Affiliates                                       14.0%      14.0%
   Other                                            86.0       86.0
                                                --------   --------
                                                   100.0%     100.0%
                                                ========   ========

                                                  Nine Months Ended
                                                    September 30,
                                               -----------------------
                                                  2003         2002
                                               ----------   ----------
                                                (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                    $1,375,625   $1,005,026
                                               ----------   ----------
   International:

      Europe:
         London                                   503,994      385,737
         Paris                                    152,153      112,406
         Zurich                                   193,412      131,643
                                               ----------   ----------
                                                  849,559      629,786
                                               ----------   ----------
      Other:
         Toronto                                   46,011       36,638
         Miami (Latin America and the Caribbean)  110,810       98,562
         Hong Kong                                 58,841       48,164
         Tokyo                                     31,340       24,612
                                               ----------   ----------
                                                  247,002      207,976
                                               ----------   ----------

   Total international                          1,096,561      837,762
                                               ----------   ----------

Total net premiums written                     $2,472,186   $1,842,788
                                               ==========   ==========

Other net premiums written data (estimated):

   Treaty                                            95.7%        94.6%
   Facultative                                        4.3          5.4
                                               ----------   ----------
                                                    100.0%       100.0%
                                               ==========   ==========

   Property                                          24.7%        21.9%
   Casualty                                          75.3         78.1
                                               ----------   ----------
                                                    100.0%       100.0%
                                               ==========   ==========

Total gross premiums written                   $2,761,658   $2,184,683
                                               ==========   ==========
Source of gross premiums written:

   Affiliates                                        18.1%        12.4%
   Other                                             81.9         87.6
                                               ----------   ----------
                                                    100.0%       100.0%
                                               ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                              Three Months Ended
                                                 September 30,
                                             -------------------
                                               2003       2002
                                             --------   --------
                                                (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and loss
   adjustment expenses:

   Paid losses and loss adjustment
      expenses, net of reinsurance
      recovered                              $490,138   $402,347
   Change in unpaid losses and loss
      adjustment expenses, net of
      reinsurance recoverable thereon         112,385     55,745
                                             --------   --------
                                             $602,523   $458,092
                                             ========   ========

                                                Nine Months Ended
                                                   September 30,
                                             -----------------------
                                                2003        2002
                                             ----------   ----------
                                                  (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and loss
   adjustment expenses:

   Paid losses and loss adjustment
      expenses, net of reinsurance
      recovered                              $1,199,427   $1,079,695
   Change in unpaid losses and loss
      adjustment expenses, net of
      reinsurance recoverable thereon           425,286      177,214
                                             ----------   ----------
                                             $1,624,713   $1,256,909
                                             ==========   ==========

Supplemental Investment Data:

                                              September 30, 2003
                                             --------------------
                                               Amount     Percent
                                             ----------   -------
                                            (dollars in thousands)
Investments by category:

   Fixed maturities held to
      maturity (at amortized cost):
         Domestic and foreign municipal      $  533,922      8.6%
                                             ----------    -----
   Fixed maturities available for
      sale (at market value):

         Corporate                              927,240     14.9
         U.S. Government and government
            agency                              265,269      4.3
         Foreign government                     133,403      2.1
         Domestic and foreign municipal       3,255,334     52.5
                                             ----------    -----
                                              4,581,246     73.8
                                             ----------    -----


   Total fixed maturities                     5,115,168     82.4

   Preferred stocks                              29,102      0.5
   Common stocks                                500,368      8.1
   Other invested assets                        223,978      3.6
   Short-term investment of funds
      received under securities
      loan agreements                           320,585      5.2
   Short-term investments                        15,839      0.2
                                             ----------    -----
      Total investments                      $6,205,040    100.0%
                                             ==========    =====

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                                             --------   ---------   -----
                                              Held to   Available
   Ratings as of September 30, 2003:         Maturity    for Sale   Total
                                             --------   ---------   -----
      Aaa                                       6.3%       52.2%     58.5%
      Aa                                        3.2        31.5      34.7
      A                                         0.9         5.1       6.0
      Baa                                        --         0.4       0.4
      Ba                                         --         0.1       0.1
      B                                          --         0.2       0.2
      Not rated                                  --         0.1       0.1
                                               ----        ----     -----
         Total                                 10.4%       89.6%    100.0%
                                               ====        ====     =====

   Duration as of September 30, 2003            5.3  years

                                             Three Months Ended
                                               September 30,
                                             ------------------
                                               2003      2002
                                             -------   --------
Pre-tax yield on fixed
   maturity portfolio (a)                      4.5%       5.0%

Effective tax rate on
   net investment income (b)                  17.0%      19.4%

                                              Nine Months Ended
                                               September 30,
                                             ------------------
                                               2003     2002
                                             -------   --------
Pre-tax yield on fixed
   maturity portfolio (a)                       4.6%     5.3%

Effective tax rate on
   net investment income (b)                   17.8%    18.8%

(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:                                   (Estimated)
                                             September 30,   December 31,
                                                 2003            2002
                                             -------------   ------------
                                                    (in thousands)
Statutory surplus of Transatlantic
   Reinsurance Company                         $1,777,410     $1,545,944

----------
Contact:
   Transatlantic Holdings, Inc., New York
   Steven S. Skalicky
   212/770-2040